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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                                January 23, 1997
                Date of Report (Date of earliest event reported)


                                  XIRCOM, INC.
             (Exact name of registrant as specified in its charter)


    California                      0-19856                 95-4421884
-----------------               ----------------          --------------
(State or other                 (Commission File          (I.R.S.Employer
 jurisdiction of                    Number)              Identification No.)
 incorporation)

                          2300 Corporate Center Drive
                          Thousand Oaks, CA 91320-1420
                    (Address of principal executive offices)

                                 (805) 376-9300
              (Registrant's telephone number, including area code)


                                 Not Applicable

             (Former name or address, if change since last report)


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Item 5.  Other Events.

         The purpose of this Form 8-K is to file press releases issued by Xircom, Inc. on January 16, 1997 regarding an OEM agreement and an investment agreement between Xircom, Inc. and Intel Corporation, and the release by Xircom, Inc. of its first quarter 1997 earnings. Copies of the press releases are filed herewith as Exhibits 99.1 and 99.2 and are hereby incorporated by reference to this Item 5.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

               99.1  -  Press Release dated January 16, 1997
                        regarding OEM agreement and investment agreement

               99.2  -  Press Release dated January 16, 1997 regarding
                        first quarter 1997 earnings




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          XIRCOM, INC.



Dated:  January 23, 1997                  By: /s/ RANDALL H. HOLLIDAY
                                          ------------------------------------
                                          Randall H. Holliday
                                          Secretary and General Counsel





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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------
99.1 Press Release dated January 16, 1997 regarding OEM agreement and investment agreement

99.2 Press Release dated January 16, 1997 regarding first quarter 1997 earnings